UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/22

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Core Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Core Equity Fund

SEMIANNUAL REPORT March 31, 2022

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2021, through March 31, 2022, as provided by portfolio manager James A. Lydotes of Newton Investment Management North America, LLC, Sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2022, BNY Mellon International Core Equity Fund’s (the “fund”) Class A shares produced a total return of −3.10%, Class C shares returned −3.47%, Class I shares returned −3.00% and Class Y shares returned −2.97%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of −3.38% for the same period.2

International equity markets generally lost ground in response to increasing inflationary pressures, rising interest rates and heightened geopolitical tensions. The fund produced mixed performance relative to the Index, primarily due to strong returns from the health care and communication services sectors, and weak returns from materials and financials.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings-growth trend.

International Equities Slump Under Economic and Geopolitical Pressure

Stock-market indices experienced a robust start to the review period as improving sentiment lifted economically sensitive sectors, while a stabilization of longer-dated bond yields lent support to growth stocks. However, this upward trajectory was interrupted toward the end of November 2021, as the new COVID-19 Omicron variant came to the fore. Shortly afterward, the picture for international equities was muddied still further when Jerome Powell, Chair of the U.S. Federal Reserve (the “Fed”), surprised markets by embracing a more hawkish tone regarding the tapering of the Fed’s asset-purchase program.

Although risk assets largely recovered these losses in December, the start of 2022 saw increasingly aggressive comments from the Fed regarding monetary tightening, along with rising tensions between Russia and Ukraine. As a result, international equity markets weakened in January, then plunged in early February as Russia invaded its neighbor. Despite a market bounce in the final two weeks of the period, most sectors ended the period in negative territory, with the notable exception of energy, where stocks were buoyed by soaring oil and gas prices driven by tight supply/demand conditions exacerbated by the war in Ukraine.

Stock Selections and Allocations Deliver Mixed Results

The fund benefited from relatively strong returns in the health care sector, primarily due to overweight exposure to large pharmaceutical companies, such as Roche Holding (Switzerland), GlaxoSmithKline (UK) and Sanofi (France). Such holdings proved somewhat insulated from rising interest rates due to consistent end demand and low input costs. In communication services, investors proved willing to pay higher prices for shares in Australian telecommunications operator Telstra, one of the fund’s largest positions, which made progress in splitting out its telecommunications equipment business. Another strong-performing telecommunications holding, Japan-based Nippon Telegraph and Telephone (NTT), gained ground as the company monetized assets by carving out its existing telecommunications tower business. From a country perspective, holdings in Japan contributed most significantly to performance, led by the position in NTT, mentioned above, and a large position in trading firm ITOCHU, the latter of which benefited from rising commodity prices. The fund’s Australian holdings contributed positively to performance as well, led by Telstra, also mentioned above, as well as utility company AGL Energy, which received an unsolicited merger-and-acquisition bid.

Conversely, returns suffered due to the fund’s underweight exposure to the strong-performing materials sector, as well as the disappointing performance of holdings in German specialty chemical company Evonik Industries, which lost ground on inflation-related cost concerns. Underweight exposure to the financials sector, particularly among some of the more interest-rate-sensitive names in the space, also took a toll on performance relative to the Index. The fund’s worst-performing country exposure was in Switzerland, where a large position in computer peripheral maker Logitech International detracted due to unfavorable comparisons to the company’s strong earnings and revenues a year earlier, during the height of the pandemic.

Maintaining a Long-Term Focus in an Uncertain Environment

With the market’s focus having initially moved away from the pandemic at the start of the year toward a shift in monetary policy in the face of surging inflation, Russia’s full-scale invasion of Ukraine has presented yet another major concern for investors. The broad scope of sanctions imposed against Russia by most developed nations and increases in energy costs have the potential to derail the emerging economic recovery as parts of the world exit from pandemic-related restrictions. How policymakers respond to such a change in the outlook, particularly as the squeeze on consumer disposable incomes intensifies given the backdrop of higher inflation, will be important for valuations. Geopolitical tensions will likely cast a cloud over financial markets in the shorter term, with the threat of military escalation and financial market instability creating an uncertain investment backdrop.

In the face of these uncertainties, we continue to maintain the fund’s balanced investment approach, with exposure to both value and momentum factors. As of the end of the period, we are increasing the fund’s exposure to interest-rate-sensitive financial companies, such as France-based BNP Paribas. We are also adding exposure to hard-hit European utility companies, such as Italy-based Enel, where we think fears of government price caps and rising input costs are overblown. More generally, we seek to leverage a deeply, fundamentally focused stock-selection model, which targets our research agenda on a set of companies that have all the characteristics that we think make for good businesses relative to their sectors.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

We then leverage global research team specialists to do deeper fundamental work, constructing an overall portfolio that takes stock-specific risk while remaining generally balanced at the sector and country level.

April 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from October 1, 2021 to March 31, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.50	$9.31	$4.17	$4.18
Ending value (after expenses)	$969.00	$965.30	$970.00	$970.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2022

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.64	$9.55	$4.28	$4.28
Ending value (after expenses)	$1,019.35	$1,015.46	$1,020.69	$1,020.69
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.1%
Australia - 8.4%
AGL Energy	718,385		4,140,812
Aristocrat Leisure	29,297		794,281
ASX	121,700		7,387,169
Brambles	386,877		2,852,859
Fortescue Metals Group	81,174		1,245,682
Macquarie Group	29,109		4,378,826
Telstra	1,450,057		4,276,368
			25,075,997
Austria - 1.3%
OMV	82,091	[a]	3,914,424
Denmark - .5%
AP Moller - Maersk, Cl. B	550		1,657,782
France - 14.4%
BNP Paribas	173,921		9,902,584
Cie Generale des Etablissements Michelin	37,833		5,110,970
Klepierre	219,881		5,846,217
LVMH	18,059		12,859,266
Sanofi	59,397		6,057,560
Teleperformance	8,968		3,419,684
			43,196,281
Germany - 7.4%
Allianz	21,310		5,088,711
Daimler Truck Holding	43,227	[a]	1,200,891
Deutsche Post	153,583		7,374,831
Evonik Industries	157,912		4,390,398
HeidelbergCement	27,610		1,579,050
Mercedes-Benz Group	36,033		2,530,837
			22,164,718
Hong Kong - .9%
Sun Hung Kai Properties	217,000		2,584,939
Ireland - .4%
ICON	4,816	[a]	1,171,348
Italy - 3.9%
Enel	1,419,401		9,478,827
Eni	143,775		2,107,898
			11,586,725
Japan - 21.3%
Advantest	32,700		2,564,877
Casio Computer	188,400		2,160,886
FUJIFILM Holdings	26,800		1,639,538

Description	Shares		Value ($)
Common Stocks - 96.1% (continued)
Japan - 21.3% (continued)
Fujitsu	15,100		2,251,142
ITOCHU	151,200		5,129,014
Mitsubishi Electric	180,200		2,074,064
Mizuho Financial Group	88,700		1,135,353
Nintendo	7,300		3,683,309
Nippon Telegraph & Telephone	283,400		8,234,713
Recruit Holdings	85,600		3,747,334
Renesas Electronics	330,000	[a]	3,818,486
Seven & i Holdings	24,200		1,151,441
Shionogi & Co.	79,600		4,888,542
Sony Group	59,700		6,161,696
Sumitomo Mitsui Financial Group	229,700		7,330,698
Tokyo Electron	5,900		3,029,498
Trend Micro	61,000		3,560,821
West Japan Railway	23,900		991,994
			63,553,406
Netherlands - 7.4%
ASML Holding	15,495		10,335,158
ING Groep	182,125		1,903,348
Koninklijke Ahold Delhaize	304,317		9,782,648
			22,021,154
Norway - .6%
Yara International	35,666		1,778,564
Singapore - 1.3%
Singapore Exchange	150,500		1,103,649
United Overseas Bank	118,000		2,767,814
			3,871,463
Spain - .7%
ACS Actividades de Construccion y Servicios	74,913		2,013,701
Sweden - .8%
Swedish Match	338,300		2,544,708
Switzerland - 10.5%
Kuehne + Nagel International	13,103	[a]	3,712,682
Logitech International	95,251	[a]	7,059,181
Novartis	37,535		3,291,874
Roche Holding	33,839		13,382,489
Sonova Holding	6,653	[a]	2,774,972
STMicroelectronics	26,356		1,144,936
			31,366,134
United Kingdom - 16.3%
Ashtead Group	94,263		5,942,163
BAE Systems	304,501		2,870,367

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.1% (continued)
United Kingdom - 16.3% (continued)
BP		270,679		1,322,818
Bunzl		33,408		1,298,912
Burberry Group		120,174		2,624,256
Centrica		1,544,715	[a]	1,616,934
Diageo		90,534		4,575,879
Ferguson		36,313		4,929,126
GlaxoSmithKline		234,129		5,048,744
Imperial Brands		56,899		1,198,068
Legal & General Group		553,958		1,964,268
Melrose Industries		683,367		1,106,166
Rio Tinto		28,887		2,291,489
Shell		41,741		1,145,530
Tate & Lyle		137,858		1,324,297
Unilever		23,146		1,047,813
Vodafone Group		2,421,010		3,972,072
WPP		347,005		4,540,989
				48,819,891
Total Common Stocks (cost $277,288,221)				287,321,235

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI EAFE ETF (cost $2,399,900)		32,400		2,384,640
	Preferred Dividend Yield (%)
Preferred Stocks - 1.1%
Germany - 1.1%
Volkswagen (cost $5,225,640)	3.25	19,217		3,322,934

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,686,781)	0.31	2,686,781	[b]	2,686,781
Total Investments (cost $287,600,542)		98.9%		295,715,590
Cash and Receivables (Net)		1.1%		3,249,224
Net Assets		100.0%		298,964,814

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	11.3
Capital Goods	8.9
Consumer Durables & Apparel	8.0
Banks	7.7
Semiconductors & Semiconductor Equipment	7.0
Telecommunication Services	5.5
Utilities	5.1
Transportation	4.6
Diversified Financials	4.3
Materials	3.8
Automobiles & Components	3.7
Food & Staples Retailing	3.7
Commercial & Professional Services	3.4
Food, Beverage & Tobacco	3.2
Technology Hardware & Equipment	2.9
Energy	2.8
Real Estate	2.8
Media & Entertainment	2.7
Insurance	2.4
Software & Services	1.9
Investment Companies	1.7
Health Care Equipment & Services	.9
Household & Personal Products	.3
Consumer Services	.3
98.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2021	Purchases ($)†	Sales ($)	Value ($) 3/31/2022	Dividends/ Distributions ($)
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .9%	3,522,864	40,489,363	(41,325,446)	2,686,781	657
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	18,519,872	(18,519,872)	-	4,334	††
Total - .9%	3,522,864	59,009,235	(59,845,318)	2,686,781	4,991

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	284,913,761	293,028,809
Affiliated issuers	2,686,781	2,686,781
Cash denominated in foreign currency	1,010,265	1,012,401
Tax reclaim receivable—Note 1(b)		2,029,132
Dividends and securities lending income receivable		1,042,458
Receivable for investment securities sold		545,380
Receivable for shares of Beneficial Interest subscribed		284,119
Prepaid expenses		45,173
		300,674,253
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		204,080
Payable for investment securities purchased		1,123,486
Payable for shares of Beneficial Interest redeemed		254,439
Trustees’ fees and expenses payable		3,633
Other accrued expenses		123,801
		1,709,439
Net Assets ($)		298,964,814
Composition of Net Assets ($):
Paid-in capital		316,082,943
Total distributable earnings (loss)		(17,118,129)
Net Assets ($)		298,964,814

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	64,091,350	2,027,399	67,647,810	165,198,255
Shares Outstanding	1,716,872	53,242	1,772,072	4,330,149
Net Asset Value Per Share ($)	37.33	38.08	38.17	38.15

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $310,466 foreign taxes withheld at source):
Unaffiliated issuers	5,234,568
Affiliated issuers	657
Income from securities lending—Note 1(c)	4,334
Total Income	5,239,559
Expenses:
Investment advisory fee—Note 3(a)	1,392,950
Shareholder servicing costs—Note 3(c)	288,037
Administration fee—Note 3(a)	174,119
Professional fees	65,337
Registration fees	35,113
Custodian fees—Note 3(c)	33,516
Prospectus and shareholders’ reports	13,427
Trustees’ fees and expenses—Note 3(d)	12,111
Distribution fees—Note 3(b)	8,660
Chief Compliance Officer fees—Note 3(c)	7,886
Interest expense—Note 2	4,887
Loan commitment fees—Note 2	1,740
Miscellaneous	11,992
Total Expenses	2,049,775
Less—reduction in expenses due to undertaking—Note 3(a)	(455,611)
Net Expenses	1,594,164
Net Investment Income	3,645,395
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	7,811,188
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(19,028,194)
Net Realized and Unrealized Gain (Loss) on Investments	(11,217,006)
Net (Decrease) in Net Assets Resulting from Operations	(7,571,611)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Operations ($):
Net investment income	3,645,395	9,506,035
Net realized gain (loss) on investments	7,811,188	40,771,599
Net change in unrealized appreciation (depreciation) on investments	(19,028,194)	40,687,875
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,571,611)	90,965,509
Distributions ($):
Distributions to shareholders:
Class A	(8,026,895)	(1,749,965)
Class C	(240,425)	(37,411)
Class I	(10,465,272)	(3,448,407)
Class Y	(20,508,691)	(4,764,427)
Total Distributions	(39,241,283)	(10,000,210)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	3,585,149	7,196,130
Class C	5,869	97,687
Class I	12,638,776	30,971,777
Class Y	2,043,194	9,469,049
Distributions reinvested:
Class A	6,765,684	1,507,242
Class C	231,710	35,777
Class I	10,216,667	3,321,944
Class Y	20,508,558	4,764,401
Cost of shares redeemed:
Class A	(11,276,611)	(21,407,760)
Class C	(332,889)	(953,418)
Class I	(46,111,771)	(90,606,849)
Class Y	(38,267,708)	(55,754,760)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(39,993,372)	(111,358,780)
Total Increase (Decrease) in Net Assets	(86,806,266)	(30,393,481)
Net Assets ($):
Beginning of Period	385,771,080	416,164,561
End of Period	298,964,814	385,771,080

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021
Capital Share Transactions (Shares):
Class Aa
Shares sold	88,869	169,271
Shares issued for distributions reinvested	168,594	36,816
Shares redeemed	(278,647)	(499,626)
Net Increase (Decrease) in Shares Outstanding	(21,184)	(293,539)
Class Ca
Shares sold	143	2,270
Shares issued for distributions reinvested	5,650	857
Shares redeemed	(8,247)	(22,039)
Net Increase (Decrease) in Shares Outstanding	(2,454)	(18,912)
Class I
Shares sold	304,035	720,276
Shares issued for distributions reinvested	249,126	79,586
Shares redeemed	(1,119,910)	(2,032,526)
Net Increase (Decrease) in Shares Outstanding	(566,749)	(1,232,664)
Class Y
Shares sold	47,229	233,188
Shares issued for distributions reinvested	500,453	114,199
Shares redeemed	(881,163)	(1,348,804)
Net Increase (Decrease) in Shares Outstanding	(333,481)	(1,001,417)

[a]	During the period ended September 30, 2021, 84 Class C shares representing $3,491 were automatically converted to 85 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class A Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	43.12	36.12	36.99	39.86	39.51	33.37
Investment Operations:
Net investment income[a]	.39	.84	.59	.89	.63	.52
Net realized and unrealized gain (loss) on investments	(1.39)	7.06	(.44)	(3.06)	.34	6.18
Total from Investment Operations	(1.00)	7.90	.15	(2.17)	.97	6.70
Distributions:
Dividends from net investment income	(1.15)	(.90)	(1.02)	(.70)	(.62)	(.56)
Dividends from net realized gain on investments	(3.64)	-	-	-	-	-
Total Distributions	(4.79)	(.90)	(1.02)	(.70)	(.62)	(.56)
Net asset value, end of period	37.33	43.12	36.12	36.99	39.86	39.51
Total Return (%)[b]	(3.10)[c]	22.00	.20	(5.22)	2.44	20.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46[d]	1.41	1.64	1.64	1.56	1.64
Ratio of net expenses to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.93[d]	1.96	1.63	2.45	1.55	1.50
Portfolio Turnover Rate	42.90[c]	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	64,091	74,954	73,381	100,661	132,208	153,146

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class C Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	43.69	36.54	37.37	40.13	39.63	33.43
Investment Operations:
Net investment income[a]	.23	.49	.28	.57	.25	.26
Net realized and unrealized gain (loss) on investments	(1.43)	7.19	(.44)	(3.00)	.40	6.20
Total from Investment Operations	(1.20)	7.68	(.16)	(2.43)	.65	6.46
Distributions:
Dividends from net investment income	(.77)	(.53)	(.67)	(.33)	(.15)	(.26)
Dividends from net realized gain on investments	(3.64)	-	-	-	-	-
Total Distributions	(4.41)	(.53)	(.67)	(.33)	(.15)	(.26)
Net asset value, end of period	38.08	43.69	36.54	37.37	40.13	39.63
Total Return (%)[b]	(3.47)[c]	21.11	(.60)	(5.94)	1.63	19.52
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.21[d]	2.17	2.15	2.11	2.06	2.13
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	1.13[d]	1.13	.77	1.55	.63	.75
Portfolio Turnover Rate	42.90[c]	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	2,027	2,434	2,726	4,829	7,297	11,985

a Based on average shares outstanding.

b Exclusive of sales charge.

c  Not annualized.

d  Annualized.

See notes to financial statements.

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class I Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	44.06	36.83	37.67	40.54	40.12	33.82
Investment Operations:
Net investment income[a]	.44	.95	.69	1.01	.78	.67
Net realized and unrealized gain (loss) on investments	(1.42)	7.24	(.44)	(3.11)	.32	6.22
Total from Investment Operations	(.98)	8.19	.25	(2.10)	1.10	6.89
Distributions:
Dividends from net investment income	(1.27)	(.96)	(1.09)	(.77)	(.68)	(.59)
Dividends from net realized gain on investments	(3.64)	-	-	-	-	-
Total Distributions	(4.91)	(.96)	(1.09)	(.77)	(.68)	(.59)
Net asset value, end of period	38.17	44.06	36.83	37.67	40.54	40.12
Total Return (%)	(3.00)[b]	22.40	.43	(4.94)	2.71	20.80
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[c]	1.22	1.19	1.15	1.10	1.19
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.07[c]	2.18	1.88	2.75	1.91	1.89
Portfolio Turnover Rate	42.90[b]	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	67,648	103,039	131,536	178,310	223,699	187,558

a Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2022	Year Ended September 30,
Class Y Shares	(Unaudited)	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	44.03	36.81	37.65	40.52	40.10	33.80
Investment Operations:
Net investment income[a]	.45	.96	.67	1.00	.76	.67
Net realized and unrealized gain (loss) on investments	(1.42)	7.22	(.42)	(3.10)	.34	6.22
Total from Investment Operations	(.97)	8.18	.25	(2.10)	1.10	6.89
Distributions:
Dividends from net investment income	(1.27)	(.96)	(1.09)	(.77)	(.68)	(.59)
Dividends from net realized gain on investments	(3.64)	-	-	-	-	-
Total Distributions	(4.91)	(.96)	(1.09)	(.77)	(.68)	(.59)
Net asset value, end of period	38.15	44.03	36.81	37.65	40.52	40.10
Total Return (%)	(2.97)[b]	22.39	.43	(4.94)	2.71	20.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	1.00	.98	.96	.95	.99
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.18[c]	2.22	1.83	2.70	1.86	1.87
Portfolio Turnover Rate	42.90[b]	65.57	63.59	63.16	54.84	90.15
Net Assets, end of period ($ x 1,000)	165,198	205,345	208,521	355,521	381,613	350,889

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s administrator. Newton Investment Management North America, LLC (the “Sub-adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,171,348	286,149,887	††	-	287,321,235
Equity Securities - Preferred Stocks	-	3,322,934	††	-	3,322,934
Exchange-Traded Funds	2,384,640	-		-	2,384,640
Investment Companies	2,686,781	-		-	2,686,781

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2022, BNY Mellon earned $591 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2022, BNY Mellon Diversified International Fund, an affiliate

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the fund, held 4,318,051 Class Y shares representing approximately 55.1% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $34,278,882 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which are $1,156,174 short-term capital losses and $33,122,708 long-term capital losses, can be utilized in subsequent years is subject to an annual limitation. The acquired fund had these capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2021 was as follows: ordinary income $10,000,210. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2022 was approximately $932,418 with a related weighted average annualized interest rate of 1.05%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended March 31, 2022 was .80%.

The Adviser had contractually agreed, from October 1, 2021 through March 31, 2022, to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. The Adviser has contractually agreed, from April 1, 2022 through February 1, 2023, to waive receipt of a portion of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expenses, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .85% of the value of the fund’s average daily net assets. On or after February 1, 2023, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $455,611 during the period ended March 31, 2022.

The fund compensates the Adviser under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $174,119 during the period ended March 31, 2022.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-adviser, the Adviser pays the Sub-adviser a monthly fee at an annual rate of .32% of the value of the fund’s average daily net assets.

During the period ended March 31, 2022, the Distributor retained $126 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2022, Class C shares were charged $8,660 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2022, Class A and Class C shares were charged $88,416 and $2,887, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2022, the fund was charged $19,934 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2022, the fund was charged $33,516 pursuant to the custody agreement.

During the period ended March 31, 2022, the fund was charged $7,886 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $200,300, administration fees of $25,038, Distribution Plan fees of $1,283, Shareholder Services Plan fees of $13,854, custodian fees of $25,500, Chief Compliance Officer fees of $3,918 and transfer agency fees of $7,400, which are offset against an expense reimbursement currently in effect in the amount of $73,213.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended March 31, 2022, amounted to $146,939,619 and $220,054,947, respectively.

At March 31, 2022, accumulated net unrealized appreciation on investments was $8,115,048, consisting of $28,305,287 gross unrealized appreciation and $20,190,239 gross unrealized depreciation.

At March 31, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 1-2, 2021, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, respectively, and the Sub-Investment Advisory Agreement (together with the Investment Advisory and Administration Agreements, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

group of institutional international large-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international large-cap value funds (the “Performance Universe”), all for various periods ended September 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international large-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Sub-adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (ranking first in the Performance Group and the Performance Universe in the ten-year period), except the one-year period when it was below the Performance Group and Performance Universe medians. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the investment advisory and administration fees) payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Sub-adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee (and was the lowest actual management fee in the Expense Group and the Expense Universe) and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, .85% and .85%, respectively, of the fund’s average daily net assets. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2023, after which the expense limitation can be terminated at any time.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-adviser and the Adviser. The Board also took into consideration that the Sub-adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-adviser’s profitability to be relevant to its deliberations.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser are adequate and appropriate.

• The Board was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Sub-adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory and Administration Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-adviser, of the Adviser and the Sub-adviser and the services provided to the fund by the Adviser and the Sub-adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser & Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0720SA0322

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: May 20, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: May 20, 2022

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: May 20, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)